UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2131 Palomar Airport Road, Suite 300 Carlsbad, California (Address of principal executive offices)	92011 (Zip Code)
Registrant’s telephone number, including area code: (760) 602-8422
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 3.1
EXHIBIT 3.2

Item 1.01. Entry Into a Material Definitive Agreement.
     On July 27, 2007, Ardea Biosciences, Inc. (the “Company”) entered into indemnification agreements with Jack S. Remington, M.D., John W. Beck and Henry J. Fuchs, M.D. Each such agreement is in the form previously approved by the Company’s Board of Directors (the “Board”) and the Company’s stockholders and attached hereto as Exhibit 10.1 and incorporated herein by reference. These agreements, among other things, require the Company to indemnify such directors for certain expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of the person’s services as a director or officer of the Company or as a director or officer of any subsidiary of the Company or any other company or enterprise to which the person provides services at the Company’s request.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 27, 2007, for the sole purpose of facilitating the declassification of the Board, which was approved by the Company’s stockholders at the 2007 Annual Meeting of Stockholders, Barry D. Quart, Pharm. D, Kevin C. Tang, Jack S. Remington, M.D., Henry J. Fuchs, M.D., John Poyhonen and John W. Beck tendered their resignations from the Board, effective immediately before the Company’s 2008 Annual Meeting of Stockholders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the Company’s 2007 Annual Meeting of Stockholders held on July 27, 2007, the Company’s stockholders approved proposals to amend the Company’s Amended and Restated Certificate of Incorporation and Bylaws to, among other things, declassify the Board so that all directors are elected annually, amend provisions related to the rights of stockholders to call special stockholders meetings or remove directors, eliminate super-majority voting requirements for amendments to the Company’s Amended and Restated Certificate of Incorporation and Bylaws, limit the Board’s ability to set the number of directors to a range of 5 to 11 directors, and other miscellaneous revisions. The amendments are described in Proposal 2 and Proposal 3 in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on July 3, 2007, which descriptions are incorporated herein by reference. The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s Amended and Restated Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit	Document Description
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws.

10.1	Form of Indemnity Agreement (incorporated by reference to the Company’s Form 8-K (file No. 000-29993) filed with the Securities and Exchange Commission on July 3. 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: August 2, 2007	/s/ Barry D. Quart
Barry D. Quart, Pharm. D
Chief Executive Officer

EXHIBIT LIST

Exhibit	Document Description
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws.

10.1	Form of Indemnity Agreement (incorporated by reference to the Company’s Form 8-K (file No. 000-29993) filed with the Securities and Exchange Commission on July 3. 2007).